Exhibit 99.1

ZiLOG Announces Third Quarter 2003 Results

    SAN JOSE,Calif.--(BUSINESS WIRE)--Oct. 23, 2003--ZiLOG, Inc.
(OTCBB:ZILG)

    -- Sequential growth in sales

    -- Gross margin improves to 49%

    -- Increases cash balance

    -- Continues progress in Flash Microcontrollers

    ZiLOG, Inc. (OTCBB: ZILG) the creator of the Z80 microprocessor and a leading innovator of integrated 8-bit microcontroller solutions, today reported results for the quarterly period ended September 30, 2003. Net sales for the third quarter of 2003 were $26.0 million, an increase of 1% sequentially from net sales of $25.7 million in the immediately preceding quarter and down from net sales of $36.0 million in the third quarter of 2002. Gross margin for the quarter ended September 30, 2002 was 49%, compared with 47% in the second quarter of 2003 and 45% in the third quarter of 2002.
    "Our bookings in the quarter were solid as we experienced our third consecutive quarter of positive book to bill. Our core 8 bit micrologic business improved with a 16% sequential increase in bookings and an 8% increase in revenues driven by demand from our North American OEM customers," said Jim Thorburn, ZiLOG's Chief Executive Officer. "We again earned proforma operating income and generated positive cash flow as reflected by our Adjusted EBITDA for the quarter of $2.8 million, our ninth consecutive quarter of positive Adjusted EBITDA. Our solid business model and focus on execution is reflected in our strong balance sheet", Thorburn stated (See reconciliations of Adjusted EBITDA to cash flow from operations below).
    Proforma net income for the third quarter of 2003 was $1.4 million, compared to proforma net income of $0.6 million and $4.6 million in the second quarter of 2003 and third quarter of 2002, respectively (see reconciliation of this proforma information to GAAP results below). Net loss on a GAAP basis was $2.0 million in the third quarter of 2003 compared with a net loss of $2.0 million in the prior quarter and net income of $0.2 million for the third quarter of 2002. Results of operations for all periods ending subsequent to May 13, 2002 include significant non-cash charges associated with the amortization of fresh start intangible assets recorded as part of the Company's 2002 recapitalization.
    "We continue to make progress on our new products. We shipped approximately 2,600 development tools this quarter and since announcing Z8Encore!, our first embedded Flash family of product, we have shipped almost 12,000 development tools including 9,000 Flash development tools" said Thorburn "For the fourth consecutive quarter we closed in excess of $20 million in design wins and we have now engaged with 350 new customers who have purchased small volumes of preproduction Z8Encore! or eZ80Acclaim! silicon since we released these products", Thorburn said.



       Reconciliations between GAAP measures and non-GAAP measures are presented below (in millions):

      Reconciliations of Proforma Statement of Operations
                  Information to GAAP Results

                                                    Three Months
                                                       Ended
                                                 -------------------
                                                 Sept.  June   Sept.
                                                  30,    30,    30,
                                                 2003    2003  2002
                                                 ------ ------ -----
Proforma operating income                         $1.4   $0.6  $4.4
    Special charges and reorganization items (b)   1.3    0.5   0.8
    Amortization of intangible assets              1.7    1.7   3.0
    Non-cash stock-based compensation              0.4    0.4   0.6
                                                 ------ ------ -----
          Total proforma adjustments              (3.4)   2.6  (4.4)
                                                 ------ ------ -----
Operating loss                                   ($2.0) ($2.0) $0.0
                                                 ====== ====== =====

Proforma net income                               $1.4   $0.6  $4.6
Proforma adjustments:
    Special charges and reorganization items (b)   1.3    0.5   0.8
    Amortization of intangible assets              1.7    1.7   3.0
    Non-cash stock-based compensation              0.4    0.4   0.6
                                                 ------ ------ -----
          Total proforma adjustments               3.4    2.6   4.4
                                                 ------ ------ -----
Net income (loss)                                ($2.0) ($2.0) $0.2
                                                 ====== ====== =====

Reconciliation of Cash Flow From Operating Activities to
 Adjusted EBITDA

                                                    Three Months
                                                       Ended
                                                 -------------------
                                                 Sept.   June  Sept.
                                                  30,     30,   30,
                                                  2003    2003  2002
                                                 ------ ------ -----
Cash provided (used) by operating activities      $1.1   $0.6  $8.9
    Interest paid                                  0.1    0.1   0.1
    Income taxes paid                              0.8    0.8   0.1
    Special charges and reorganization items       1.3    0.5   0.8
    Changes in operating assets and liabilities   (0.5)   0.2  (3.4)
                                                 ------ ------ -----
Adjusted EBITDA (a)                               $2.8   $2.2  $6.5
                                                 ====== ====== =====

(a) EBITDA calculated as Earnings Before Interest, Taxes, Depreciation and Amortization and non-cash stock-based compensation and special charges.

    Adjusted EBITDA represents a ZiLOG-specific metric which is calculated as EBITDA, plus cash-settled special charges, and in-process research and development. Adjusted EBITDA is presented because it is a defined measure for determining employee incentive compensation and potentially for acceleration of certain stock option vesting.
     The Company believes that presentation of Adjusted EBITDA provides its investors with better comparability and additional insights into its underlying operating results and cash flows.

(b) Special charges and reorganization items include severance and termination benefits, facility closure costs, asset and investment write-offs MOD III closure and sustaining costs, professional fees associated with filing an S-1 registration statement and reorganizing the company.



    About ZiLOG, Inc.

    ZiLOG, Inc. (OTCBB: ZILG) is a leading designer manufacturer and marketer of semiconductors for worldwide embedded control markets, including consumer electronic and industrial control applications. The Company received the prestigious 2003 Electron D'Or award for best new microprocessor from the French electronics magazine, Electronique. Headquartered in San Jose, California, ZiLOG employs approximately 700 people worldwide and has sales offices throughout Asia, Europe and North America. For more information, visit the Company's Web site at www.ZiLOG.com

    ZiLOG and Z8 are registered trademarks of ZiLOG, Inc. in the United States and in other countries. Z80, eZ80, Z8Encore!, eZ80Acclaim! and IrFM are trademarks of ZiLOG, Inc. in the United States and in other countries. All other product and or service names mentioned herein may be trademarks of the companies with which they are associated.


                                ZILOG, INC.
              SELECTED QUARTERLY FINANCIAL DATA (Unaudited)
(Amounts in millions except percentages, selected key metrics and per share amounts)

                                    Three Months Ended
                        ---------------------------------------------
                        9/30/03  6/30/03  3/31/03  12/31/02  9/30/02
                        -------- -------- -------- --------- --------
Proforma Condensed
 Statement of Operations
------------------------
 (includes supplemental
  Non-GAAP information)

Net sales                 $26.0    $25.7    $25.2     $29.4    $36.0
Cost of sales              13.3     13.7     14.9      15.8     19.8
                        -------- -------- -------- --------- --------
Gross margin               12.7     12.0     10.3      13.6     16.2
Gross margin %              49%      47%      41%       46%      45%

Operating expenses:
    Research and
     development            4.5      4.7      3.9       3.8      4.1
    Selling, general
     and administrative     6.8      6.7      5.8       6.9      7.7
                        -------- -------- -------- --------- --------
      Total operating
       expenses            11.3     11.4      9.7      10.7     11.8
                        -------- -------- -------- --------- --------

Proforma operating
 income                    $1.4     $0.6     $0.6      $2.9     $4.4

Other income (expense)        -      0.1        -         -      0.4
Provision for income
 taxes                        -      0.1      0.1       0.8      0.2
                        -------- -------- -------- --------- --------
Proforma net income        $1.4     $0.6     $0.5      $2.1     $4.6
                        ======== ======== ======== ========= ========

Reconciliations of
 Proforma Information
  to GAAP Results
-----------------------------------------
Proforma operating
 income                    $1.4     $0.6     $0.6      $2.9     $4.4
    Special charges and
     reorganization items   1.3      0.5      1.3       1.7      0.8
    Amortization of
     fresh-start
     intangible assets      1.7      1.7      1.7       2.9      3.0
    Non-cash stock-based
     compensation           0.4      0.4      0.4       0.3      0.6
                        -------- -------- -------- --------- --------
     Total proforma
      adjustments          (3.4)    (2.6)    (3.4)     (4.9)    (4.4)
                        -------- -------- -------- --------- --------
Operating loss            ($2.0)   ($2.0)   ($2.8)    ($2.0)      $-
                        ======== ======== ======== ========= ========

Proforma net income        $1.4     $0.6     $0.5      $2.1     $4.6
Proforma adjustments:
    Special charges and
     reorganization items   1.3      0.5      1.3       1.7      0.8
    Amortization of
     fresh-start
     intangible assets      1.7      1.7      1.7       2.9      3.0
    Non-cash stock-based
     compensation           0.4      0.4      0.4       0.3      0.6
                        -------- -------- -------- --------- --------
      Total proforma
       adjustments          3.4      2.6      3.4       4.9      4.4
                        -------- -------- -------- --------- --------
Net income (loss)         ($2.0)   ($2.0)   ($2.9)    ($2.8)    $0.2
                        ======== ======== ======== ========= ========

Percentage of net sales
 on a GAAP basis
-----------------------
 Gross margin               49%      47%      41%       46%      45%
 Research and
  development               17%      18%      15%       13%      11%
 Selling, general
  and administrative        28%      28%      25%       24%      23%
 Operating income (loss)    (7%)     (8%)    (11%)      (7%)       0%
 Net income (loss)          (8%)     (8%)    (12%)     (10%)       1%
Other selected financial
 data
-----------------------
 Depreciation and
  amortization             $1.4     $1.4     $1.5      $1.6     $1.7
 Amortization of
  fresh-start
  intangibles               1.7      1.7      1.7       2.9      3.0
 Special charges and
  reorganization
  items                     1.3      0.5      1.3       1.7      0.8
 Stock-based
  compensation              0.4      0.4      0.4       0.3      0.6
 Capital
  expenditures             $0.3     $0.6     $0.7      $0.5     $0.6

Net sales
-----------------------
  Embedded Control        $15.8    $14.7    $18.4     $19.7    $22.5
  Standard Products         7.0      5.6      5.9       7.4      9.2
  Foundry                   3.2      5.4      0.9       2.3      4.3
                        -------- -------- -------- --------- --------
   Total net sales        $26.0    $25.7    $25.2     $29.4    $36.0
                        ======== ======== ======== ========= ========

                                           As Of
                        ---------------------------------------------
Selected Balance Sheet
 Data                   9/30/03  6/30/03  3/31/03  12/31/02  9/30/02
----------------------- -------- -------- -------- --------- --------
Cash and cash
 equivalents              $22.0    $21.4    $23.0     $29.4    $24.2
Accounts receivable,
 net                       11.0     10.8     12.3      10.8     16.0
Inventories                 9.9      9.6      9.8      10.6     11.6
Total current assets       45.6     44.6     48.4      54.2     55.2
Short-term debt             5.0      5.0      5.0       6.9      6.9
Total current
 liabilities               27.9     27.3     30.1      35.1     38.8

Selected Key Indices
-----------------------
 Days sales outstanding      38       38       44        33       40
 Net sales to inventory
  ratio (annualized)       10.5     10.7     10.3      11.1     12.4
 Weeks of inventory
  at distributors            11       11       11        11        9
 Current ratio              1.6      1.6      1.6       1.5      1.4


                                    ZiLOG, INC.
             UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in millions except per share data)

                                               Nine    Five    Four
                                  Three        months  months  Months
                                  months       Ended   Ended   Ended
                                  ended        Sept.   Sept.   April
                                 Sept. 30       30,     30,     30,
                               2003     2002   2003    2002    2002
                             -------   ------ ------- ------- -------

Net sales                     $26.0    $36.0   $76.9   $64.1   $46.0
Cost of sales                  13.3     19.9    41.9    35.3    26.1
Fresh-start inventory
 adjustment                      -        -       -      3.9      -
                             -------   ------ ------- ------- -------
Gross margin                   12.7     16.1    35.0    24.9    19.9
Operating expenses:
 Research and development       4.5      4.1    13.1     7.3     6.8
 Selling, general and
  administrative                7.2      8.2    20.4    15.4    10.8
 Special charges and
  reorganization items          1.3      0.8     3.2     1.2     6.9
 Amortization of fresh-
  start intangible
  assets                        1.7      3.0     5.1     4.9       -
 In-process research and
  development                     -        -       -    18.7       -
                             -------   ------ ------- ------- -------
     Total operating
      expenses                 14.7     16.1    41.8    47.5    24.5
                             -------   ------ ------- ------- -------
Operating income (loss)        (2.0)       -    (6.8)  (22.6)   (4.6)
                             -------   ------ ------- ------- -------

Other income (expense):
 Fresh-start adjustments          -        -       -       -    83.7
 Net gain on discharge of
  debt                            -        -       -       -   205.7
 Interest income                0.1      0.1     0.2     0.1     0.1
 Interest expense              (0.1)    (0.1)   (0.3)   (0.4)   (5.0)
 Other, net                       -      0.4     0.2     0.5     0.1
                             -------   ------ ------- ------- -------
Income (loss) before
 reorganization items
 and provision for
 income taxes                  (2.0)     0.4    (6.7)  (22.4)  280.0
Reorganization items              -        -       -       -     4.0
Provision for income
 taxes                            -      0.2     0.2     0.7     0.1
                             -------   ------ ------- ------- -------
Net Income (loss)             $(2.0)    $0.2   $(6.9) $(23.1) $275.9
                             =======   ====== ======= ======= =======
Preferred stock
 dividends accrued                -        -       -       -     1.9
                             -------   ------ ------- ------- -------
Net income (loss)
 attributable to common
 stockholders                 $(2.0)    $0.2   $(6.9) $(23.1) $274.0
                             =======   ====== ======= ======= =======

Basic and diluted net
 income (loss) per
 share                       $(0.07)   $0.01  $(0.24) $(0.81)
                             =======   ====== ======= =======

Weighted-average shares
 used in computing basic
 and diluted net income
 (loss) per share              28.6     28.7    28.6    28.6
                             =======   ====== ======= =======

Note: Figures presented for the four-month period ended April 30, 2002 are for the Predecessor Company whereas all other figures are for the Successor Company.

                                  ZILOG, INC.
               UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
                                (in millions)

                                           Sept. 30, June 30  Dec. 31,
                                             2003     2003     2002
                                            -------- ------- --------

                                ASSETS

Current assets:
 Cash and cash equivalents                    $22.0   $21.4    $29.4
 Accounts receivable, less
  allowance for doubtful accounts
  of $0.3 at June 30, 2003, $0.4 at
  September 30, 2003
  and $0.5 at December 31, 2002                11.0    10.8     10.8
 Inventories                                    9.9     9.6     10.6
 Prepaid expenses and other current assets      2.7     2.8      3.4
                                            -------- ------- --------
    Total current assets                       45.6    44.6     54.2
                                            -------- ------- --------

MOD III assets held for sale                   30.0    30.0     30.0
Net property, plant and equipment              18.9    20.1     21.9
Goodwill                                       34.6    34.6     34.6
Intangible assets, net                         13.2    14.9     18.3
Other assets                                    8.0     8.5      9.8
                                            -------- ------- --------
                                             $150.3  $152.7   $168.8
                                            ======== ======= ========

 LIABILITIES, MINORITY INTEREST AND
    STOCKHOLDERS' EQUITY

Current liabilities:
 Short-term debt                               $5.0    $5.0     $6.9
 Accounts payable                               8.9     8.6     10.2
 Income taxes payable                           1.3     1.0        -
 Accrued compensation and employee
   benefits                                     4.1     3.8      7.4
 Other accrued liabilities                      2.6     2.4      2.6
 Accrued special charges                        0.5     0.1      0.6
 Deferred income on shipments to
  distributors                                  5.5     6.4      7.4
                                            -------- ------- --------
     Total current liabilities                 27.9    27.3     35.1
                                            -------- ------- --------

Deferred income taxes                          18.5    19.8     22.4
Other non-current liabilities                  14.5    14.5     14.5
                                            -------- ------- --------
     Total liabilities                         60.9    61.6     72.0
                                            -------- ------- --------

Minority interest in MOD III assets            30.0    30.0     30.0

Stockholders' equity (deficiency):
 Common stock                                   0.3     0.3      0.3
 Deferred stock compensation                   (2.4)   (2.7)    (4.6)
 Additional paid-in capital                    96.1    96.0     97.1
 Treasury stock                                (1.8)   (1.6)       -
 Accumulated deficit                          (32.8)  (30.9)   (26.0)
                                            -------- ------- --------
     Total stockholders' equity                59.4    61.1     66.8
                                            -------- ------- --------
Total liabilities and stockholders' equity   $150.3  $152.7   $168.8
                                            ======== ======= ========


                                  ZILOG, INC.
                 UNAUDITED CONDENSED CONSOLIDATED CASH FLOWS
                                 (in millions)

                                        Three   Nine    Five    Four
                                        Months  Months  Months  Months
                                        Ended   Ended   Ended   Ended
                                        Sept.   Sept.   Sept.   April
                                         30,     30,     30,     30,
                                        2003     2003    2002   2002
                                        ------------------------------

CASH FLOWS FROM OPERATING ACTIVITIES:
Net income (loss)                       ($2.0)  ($6.9) ($23.1) $275.9
Adjustments to reconcile net income(loss)
 to net cash used
  by operating activities:
  In-process research and development      -       -    18.7       -
  Net gain on discharge of debt            -       -       -  (205.7)
  Amortization of fresh-start
   adjustments                             -       -       -   (83.7)
  Fresh-start inventory adjustments        -       -     3.9       -
  Amortization of fresh-start
   intangible assets                     1.7     5.1     5.0       -
  Depreciation and amortization          1.4     4.3     2.8     2.5
  Impairment of equity investment        0.2     0.2       -       -
  Impairment of long lived assets          -     0.2       -     2.7
  Stock-based compensation               0.4     1.2     2.6     0.1
Changes in operating assets and
 liabilities:
  Accounts receivable                   (0.1)   (0.2)   (1.4)    2.1
  Inventories                           (0.2)    0.8     2.9     2.9
  Prepaid expenses and other current
   and noncurrent assets                 0.4     2.3    (1.7)    0.1
  Accounts payable                       0.3    (1.2)    0.4    (0.1)
  Accrued compensation and employee
   benefits                              0.4    (3.3)    1.3    (1.8)
  Liabilities subject to compromise        -       -       -     6.6
  Other accrued liabilities, deferred
   income on shipments to
   distributors and deferred income
    taxes                               (1.4)   (4.6)   (2.8)   (6.8)
                                       ------ ------- ------- -------
    Net cash provided (used) by
     operations before reorg. items      1.1    (2.1)    8.6    (5.2)
Reorganization items - professional
 fees paid                                 -       -       -    (2.3)
                                        ------ ------- ------- -------
    Net cash provided (used) by
     operating activities                1.1    (2.1)    8.6    (7.5)

CASH FLOWS FROM INVESTING ACTIVITIES:
 Capital expenditures                   (0.3)   (1.6)   (0.8)   (1.0)
                                        ------ ------- ------- -------
    Cash used by investing activities   (0.3)   (1.6)   (0.8)   (1.0)

CASH FLOWS FROM FINANCING ACTIVITIES:
  Repayments of short-term debt            -    (1.9)   (2.5)   (3.4)
  Proceeds from issuance of common
   stock                                   -       -     0.3       -
  Payments for stock redemptions        (0.2)   (1.8)   (0.2)      -
                                       ------ ------- ------- -------
   Cash used by financing activities    (0.2)   (3.7)   (2.4)   (3.4)
                                       ------ ------- ------- -------

Increase (decrease) in cash and
 cash equivalents                        0.6    (7.4)    5.4   (11.9)
Cash and cash equivalents at beginning
 of period                              21.4    29.4    18.8    30.7
                                       ------ ------- ------- -------
Cash and cash equivalents at end of
 period                                $22.0   $22.0   $24.2   $18.8
                                       ====== ======= ======= =======

Supplemental disclosure of cash paid
 for:
   Interest                             $0.1    $0.3    $0.3    $0.5
   Income taxes                         $0.8    $1.7    $0.2    $0.1

Note: Figures presented for the four-month period ended April 30, 2002 are for the Predecessor Company whereas all other figures are for the Successor Company.

    CONTACT: ZiLOG Inc.
             Jonathan Lee, 408-558-8946 (Investor Relations) investor@ZiLOG.com or
             Diana Vincent, 408-558-8428 (Corporate Communications) dvincent@ZiLOG.com www.ZiLOG.com